SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Alternative Asset Allocation Plus VIP
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The following information replaces similar disclosure in the Fund’s Statement of Additional Information:

Deutsche Alternatives Asset Management (Global) Limited ("DAAM Global"), formerly known as RREEF Global Advisors Limited, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, serves as Sub-Subadvisor to the fund. DAAM Global is an investment advisor registered with the SEC. In addition, DAAM Global is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.

Please Retain This Supplement for Future Reference

October 8, 2010